                                             UAM Funds
                                             Funds for the Informed Investor/sm/



FPA Crescent Portfolio
Semi-Annual Report                                            September 30, 2000


                                                                   [LOGO OF UAM]

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          SEPTEMBER 30, 2000

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ....................................................     1

Portfolio of Investments.................................................     9

Statement of Assets and Liabilities .....................................    13

Statement of Operations .................................................    14

Statement of Changes in Net Assets.......................................    15

Financial Highlights ....................................................    16

Notes to Financial Statements ...........................................    17
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

UAM FUNDS                                                FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

October 24, 2000

Dear Fellow Shareholders:

During the third quarter ended September 30, 2000, the Crescent Portfolio increased 6.8% and beat the major market averages. The Russell 2500 increased 2.4%, while the S&P 500 and Nasdaq Composite declined 1.0% and 7.4%, respectively. From the market peaks reached in March, Crescent's relative performance has proven more substantial.

The stock market has begun to reclaim some of its lost rationality as the second quarter proved that a business' economic value has a place in modern portfolio theory. A tremendous number of e-companies have seen declines of 90% or more as investors have come to realize that those companies' prospects were not as bright as originally hoped. We believe we are seeing a leadership change from growth to value. Despite a recent rebound in many growth stocks early in the third quarter, we do not believe that we have seen the market hit its nadir. The stock market does not hit bottom without broader pessimism.

It is surprising to see that margin debt has only contracted 10% or so given the kind of index declines we have seen. The technology laden Nasdaq has turned in the worst performance, declining 44.5% from peak to trough. Yet, customer margin debt reflects the continued stock market optimism and stands near $250 billion, six times the level seen earlier in the decade and double the level reached just two years ago.

Despite share price declines, many companies remain priced to perfection today with little margin of safety. We believe IBM is a good example. It is valued like a growth company, trading at 25x earnings at its $112.63 quarter-end price. This lofty valuation exists, in part, because of the company's ability to hide behind the cloak of Federal accounting regulations. IBM has had non-recurring gains on sale of assets that they have used as a reduction to selling, general, and administrative expense. Pension income has benefited reported earnings as well. Both gains on sale of assets and pension income are a function of a strong stock market and are not operating earnings. One cannot count on the recurring nature of such income and therefore should value that portion of the earnings stream at a deeply discounted value. IBM cannot continue to grow earnings at the 26% clip it has achieved over the past five years while revenues grow only at a 6% rate. Worse, operating cash

                                       1
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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flow is lower today than it was three years ago and that, in turn, is lower than the operating cash flow reported five years ago. IBM's overstated earnings and slow revenue growth are not indicative of a growth company. It is undeserving of such a high P/E. We began to short IBM shares during the third quarter at an average price of $121.13, and the position is equivalent to 0.6% of net assets.

The carnage seen in some sectors of the stock market has been significant. Take a peek at some of these brand name examples not held in the Portfolio, their stock declines from their 12-month highs, and their still lofty valuations.

                                               Price/2000
Company                       Price Change     Earnings          Price Book
-------                       ------------     --------          ----------

Amazon ...................       -66%          Negative          Negative
Etoys ....................       -93%          Negative          Negative
Intel ....................       -45%           24.6x              7.6x
Lucent ...................       -63%           41.1x              3.7x
Microsoft ................       -49%           33.1x              7.0x

Compare the very high Price/Earnings and Price/Book ratios of the above companies to the following recent purchases in our portfolio as of September 30, 2000. These companies reflect our desire not to buy companies "on the come." We prefer to buy companies that have already come...and gone, but we expect to return.

                                            Price/2000                Percent of
Company                      Price Change   Earnings     Price Book   Net Assets
-------                      ------------   --------     ----------   ----------

Celanese..................       -30%         19.5x         0.3x         3.6%
Lincare...................       -27%         13.3x         2.9x         1.7%
Pittston Brinks...........       -31%         14.1x         1.1x         3.5%
Ross Stores...............       -40%          7.5x         2.6x         1.9%

The data listed above for our recent portfolio additions do not tell the whole story. We reviewed Pittston Brinks in our second quarter letter so we will review Celanese, Ross Stores, and Lincare in this missive.

Celanese is a world leading chemical company with number one or number two market share in almost every product category. Hoechst, a German conglomerate, purchased Celanese in 1987 and then spun it off to shareholders in late 1999.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Celanese is suffering from a difficult chemical environment today. High oil prices drive their raw material costs higher, constricting the margins of all chemical companies. Because of this and some excess capacity in their various product lines, Celanese has not captured the imagination of Wall Street. Its stock trades at a 70% discount to stated book value of $55 (excluding intangible assets the company still trades at a 44% discount). Once a more "normal" cost environment is attained, our analysis shows that Celanese has the potential to earn $3.50 - $4.00 per share --attractive earnings for a stock that trades at just $17. We are not the only ones to find the stock attractive. Celanese's management has put their money where their mouth is purchasing, since the spin-off, more than $20 million worth of stock for themselves and repurchasing 9% of the shares outstanding. We expect that the stock will begin to move as excess capacity is absorbed and oil prices decline or as time passes and the company is able to achieve price increases. We cannot pinpoint the date when this will happen but even if it takes four years to double our money, that would still be a 19% compounded rate of return.

Lincare is one of two companies that dominate the respiratory therapy business, i.e., the home delivery of oxygen. They have grown their revenues and earnings 24% and 21% respectively over the last five years. This has been achieved despite frequent and dramatic Medicare cuts. They are the best company in the industry with the fastest growth rate and the highest return on capital. They have averaged a 23% return-on-equity over the past three years. The one outstanding risk that we are cognizant of is the risk that plagues all health care delivery companies from hospitals and nursing homes to respiratory therapy companies -- government investigations. The government is always looking for incidences of fraud. Lincare has put together a terrific internal compliance program to control wanton actions. Nevertheless, it is a real risk. During the quarter we purchased our position at $25.07, down from a high of $43.50, giving us a current year price/earnings ratio of only 11.3x at our cost. We feel that this provided us adequate downside protection and tremendous upside potential. In fact, as of this writing the stock has traded above $40 and we have substantially reduced our initial position. It now accounts for 1.0% of net assets.

Ross Stores is one of the leading off-price apparel retailers. For the last five years they have grown their revenues and earnings at a compounded rate of 14% and 41% respectively. They have averaged an unleveraged 28% return on equity
(ROE). Given this terrific history how could this company be trading at 7.8x 2000's earn-

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO

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ings estimate? Frankly, we do not know. A weak economy would certainly hurt the company; however, Ross had half of their sales in California in the early 1990s when the state went through a depression and yet did not lose money and still earned a 15% ROE. Management has been actively repurchasing their shares, buying 19% of the outstanding over the last 7.5 years. It is not often that you can find such an attractive business trading at such an attractive price.

As you can see from each of these three examples, although we are value investors, we insist on owning growing businesses. Companies that are not growing fail to attract the best employees and do not have the ability to control their costs in the same fashion as a growing entity.

We have been increasing our exposure to the retail sector, after reducing it earlier in the year. Retail stocks have underperformed the market in 2000 due to slowing growth rates, higher energy costs, higher rent, and overcapacity in some sectors. This has combined to give retail its lowest valuation as a group since 1987 (source: Sanford Bernstein). The companies that we have chosen to invest in the retail sector include our four largest retail investments: Charming Shoppes Convertible Notes, Consolidated Stores, Michaels Stores, and Ross Stores. If the economy is indeed slowing, all retail will be impacted but so will the rest of the stock market. We believe that the retail stocks that we own will outperform, given their current valuations, should the economy weaken.

Technology purchases will be impacted by a weak economy as well. How could they not? We have read that more than 50% of corporate capital budgets are spent on technology. If technology slides further in a weakening economy, we intend to have more of a presence in that sector than we have in the past. We expect to accomplish this with the added help of our associate Dennis Bryan who has been a very successful technology investor over the past decade, and a member First Pacific Advisors' team since 1993.

Crescent currently reflects the lowest valuations that it has seen since its inception and is dramatically cheaper than the comparative stock indexes below. It is important to recognize that the companies we hold are not just cheap but, as stated earlier, have been growing their earnings at double-digit rates.

                                       4
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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

Ratios                                                                   Lehman Bros.
(Weighted Average)                 Crescent     Russell 2500  S&P 500    Gov't/Corp.
------------------                 --------     ------------  -------    -----------
Stocks
Price/Earnings TTM  ..............   12.6x        24.6x       28.5x           --
Price/Earnings 2000 est. ..........   9.6x        23.3x       27.6x           --
Price/Book .......................    1.2x         2.6x        5.2x           --
Dividend Yield ...................    1.4%         1.4%        1.1%           --
Bonds
Duration .........................    2.4 years    --          --          5.4 years
Maturity .........................    3.6 years    --          --          9.7 years
Yield ............................   16.8%         --          --          6.8%

Our ten largest equity positions represented 37.1% of the portfolio as of September 30, 2000. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of September 30, 2000.

            Common & Preferred Stocks
            Fritz Companies
            Consolidated Stores
            Crown American Realty Trust 11% Preferred
            Plains Resources
            Celanese
            Pittston Brinks
            Michaels Stores

            Bonds & Notes
            Centertrust Retail Properties, 7.5% Convertible Notes, due 1/15/01 Charming Shoppes, 7.5% Convertible Notes, due 7/15/06
            CKE Restaurants, 4.25% Convertible Notes, due 3/15/04

Crescent had the following net asset composition at September 30, 2000.

Common Stocks, Long ..................................................    61.0%
Preferred Stocks .....................................................     4.7%
Bonds & Notes.........................................................    23.1%
Accrued Income .......................................................     0.5%
Common Stocks, Short..................................................    (1.9%)
Cash & Other .........................................................    12.6%
                                                                         -----
   Total .............................................................   100.0%


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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Our fixed-income portfolio has a 16.8% average yield-to-maturity. We will not tell you that the portfolio is without risk but we do believe that the high current yield justifies the risk assumed. Hutchinson Technology convertible bonds were purchased at the end of the second quarter with an 18% yield-to-maturity. Its yield-to-maturity is now 8.3% after appreciating 29.5% during the quarter.

We maintain our commitment to own growing businesses with excellent free cash flow and respectable returns on capital. We make this commitment with the caveat that some companies we own will not have the desired free cash flow and returns on capital at purchase. That is usually why the stock price has declined. We frequently buy companies that have stumbled and we expect them to get back on their horse and ride at a gait similar to what they have done in the past. We will not own a Yahoo, AOL, etc. This does not mean that such businesses cannot increase in value. They can and, in fact, have done so dramatically. However, we do not understand the valuations paid. This does not mean that we cannot understand the business. We think we do. We just do not know what the economics will be ten years hence. To value a business, any business, one must present value the future stream of cash flows. As analysts we must have conviction that we know what the future cash flows will be. To try and determine the usually foggy future, we must have a comfort level with a company's revenue growth, future margins, and future capital needs. This is quite difficult to do for companies that have stable businesses with long histories and impossible for us to do with new businesses operating in a rapidly changing environment. We will stick with what we know. It appears to have finally begun to pay off again in the most recent quarter and we look forward to more of the same in the future.

/s/ Steven Romick

Steven Romick

                                       6
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
(Unaudited)
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

                                                    Balanced
                                        FPA        Benchmark
                                     Crescent      60% Russell    Lehman
                                   Institutional  2500/40% LB     Gov't/   Russell
Time Period                           Class         Gov't/Corp   Corporate   2500
-----------                        -------------  ------------   ---------   ----
Period Ended September 30, 2000
Third Quarter                       0.5%          2.7%           2.9%        2.4%
Year-to-Date                       -2.2           8.2%           7.2%        8.2%
------------------------------------------------------------------------------------
Year Ended December 31,
   1999 .................          -6.3%         13.3%          -2.2%       24.2%
   1998 .................           2.8%          4.0%           9.5%        0.4%
   1997 .................          22.0%         18.5%           9.8%       24.4%
   1996 .................          22.9%         12.6%           2.9%       19.0%
   1995 .................          26.0%         26.7%          19.2%       31.7%
   1994 .................           4.3%         -2.0%          -3.5%       -1.1%
------------------------------------------------------------------------------------
From Inception 6/2/93*...          10.1%         12.1%           6.4%       15.4%
------------------------------------------------------------------------------------

The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Corporate Indexes begins 6/1/93. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

  All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

  There are no assurances that a portfolio will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                                       7
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
(Unaudited)
--------------------------------------------------------------------------------

                       Definition of Comparative Indices
                       ---------------------------------

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Government/Corporate Index, reflecting the portfolio's neutral mix of 60% stocks and 40% bonds.

Lehman Government/Corporate Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

     Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

     Please note that one cannot invest directly in an unmanaged index.

                                       8
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UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
LONG POSITIONS - 99.6.%*
COMMON STOCKS - 61.0%

                                                          Market
                                            Shares         Value
                                          ----------    -----------
AUTOMOTIVE -- 2.2%
     Midas+ ............................    59,400      $  831,600
                                                        ----------
CHEMICALS -- 3.6%
     Celanese* .........................    78,700       1,347,737
                                                        ----------
FINANCIAL SERVICES -- 1.4%
     Conseco ...........................    70,000         533,750
                                                        ----------
HEALTH CARE -- 1.7%
     Lincare Holdings* .................    22,600         648,337
                                                        ----------
LODGING & RESTAURANTS -- 3.0%
     CKE Restaurants ...................    55,800         170,887
     IHOP* .............................    50,000         956,250
                                                        ----------
                                                         1,127,137
                                                        ----------
MANUFACTURING -- 7.3%
     Coachmen Industries ...............    82,000         855,875
     National R.V. Holdings* ...........    89,800         903,612
     Recoton* ..........................    34,600         547,112
     Skyline ...........................    19,700         419,856
                                                        ----------
                                                         2,726,455
                                                        ----------
MISCELLANEOUS BUSINESS SERVICES -- 1.6%
     Remedy Temp* ......................    50,000         596,875
                                                        ----------
PETROLEUM & FUEL PRODUCTS -- 3.6%
     Plains Resources* .................    72,000       1,359,000
                                                        ----------
REAL ESTATE -- 5.5%
     Capital Automotive REIT ...........    65,000         845,000
     Crown American Realty REIT ........    17,000         103,063
     Ventas REIT .......................   225,000       1,125,000
                                                        ----------
                                                         2,073,063
                                                        ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                     Market
                                        Shares       Value
                                       --------    ----------
RETAIL -- 12.5%
     Consolidated Stores* ...........  141,000    $ 1,903,500
     Michaels Stores* ...............   32,500      1,300,000
     Payless ShoeSource* ............   13,500        756,000
     Ross Stores ....................   49,800        715,875
                                                  -----------
                                                    4,675,375
                                                  -----------
TECHNOLOGY -- 8.3%
     Arrow Electronics* .............   31,800      1,083,188
     Galileo International ..........   27,500        426,250
     NCR*+ ..........................   23,000        869,688
     Storage Technology* ............   55,000        745,938
                                                  -----------
                                                    3,125,064
                                                  -----------
TEXTILES & APPAREL -- 1.4%
     Reebok International*+ .........   28,000        526,750
                                                  -----------
TRANSPORTATION -- 8.8%
     Fritz Companies* ...............  166,000      1,992,000
     Pittston Brink's Group .........   85,800      1,329,900
                                                  -----------
                                                    3,321,900
                                                  -----------
     TOTAL COMMON STOCKS
        (Cost $27,107,140) ..........              22,893,043
                                                  -----------

   PREFERRED STOCKS -- 4.7%

REAL ESTATE -- 4.7%
     Crown American Realty Trust
       11.00% 07/31/07 Series A
       REIT .........................   39,500      1,520,750
     Prime Retail 8.50% 12/31/49 Series
     B Cv. REIT .....................   63,000        224,438
                                                  -----------
                                                    1,745,188
                                                  -----------
     TOTAL PREFERRED STOCKS
        (Cost $3,255,402) ...........               1,745,188
                                                  -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        FPA CRESCENT PORTFOLIO
                                                 SEPTEMBER  30, 2000 (Unaudited)
--------------------------------------------------------------------------------

CORPORATE BONDS - 23.1%

                                                      Face            Market
                                                     Amount            Value
                                                   ----------       ----------

ENTERTAINMENT & LEISURE -- 1.1%
     Trump Atlantic City Associates
        11.250%, 05/01/06 ................           $ 610,000      $  420,900
                                                                    ----------
FINANCIAL SERVICES -- 1.2%
     Conseco
        7.875%, 12/15/00 .................             450,000         436,500
                                                                    ----------
HEALTH CARE -- 1.4%
     Triad Hospital Holdings, Sr. Sub Note
        11.000%, 05/15/09 ................             497,000         509,425
                                                                    ----------
LODGING & RESTAURANTS -- 4.0%
     Advantica Restaurant Group
        11.250%, 01/15/08 ................             626,057         350,592
     CKE Restaurants Cv.
        4.250%, 03/15/04 .................           2,516,000       1,147,925
                                                                    ----------
                                                                     1,498,517
                                                                    ----------
REAL ESTATE -- 7.3%
     Centertrust Retail Properties Cv.
        7.500%, 01/15/01 .................           2,807,000       2,743,843
                                                                    ----------
RETAIL -- 5.4%
     Charming Shoppes Cv.
        7.500%, 07/15/06 .................           1,600,000       1,426,000
     HomeBase Cv. #
        5.250%, 11/01/04 .................           1,114,000         618,270
                                                                    ----------
                                                                     2,044,270
                                                                    ----------
TECHNOLOGY -- 2.7%
     Hutchinson Technology Cv.
        6.000%, 03/15/05 .................           1,120,000       1,026,200
                                                                    ----------
     TOTAL CORPORATE BONDS
        (Cost $10,397,700) ...............                           8,679,655
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 10.8%
                                                        Face           Market
                                                    Amount/Shares      Value
                                                    -------------    ----------

REPURCHASE AGREEMENT -- 10.8%
     Chase Securities, Inc., 6.40%, dated 09/29/00,
        due 10/02/00, to be repurchased at $4,073,171,
        collateralized by $4,046,497 of various
        U.S. Treasury Notes, valued at $4,071,148
        (Cost $4,071,000)  ........................... $ 4,071,000   $4,071,000
                                                                     ----------
     TOTAL LONG POSITIONS
        (Cost $44,831,242) (a) .......................               37,388,886
                                                                     ----------
   SECURITIES SOLD SHORT -- (1.9%)

COMMON STOCKS -- (1.9%)
     Astropower* .....................................     (3,000)     (118,875)
     Buca* ...........................................    (12,000)     (127,500)
     Fpic Insurance Group* ...........................     (4,000)      (56,000)
     International Business Machines .................     (2,000)     (225,000)
     Rayovac* ........................................     (2,500)      (42,813)
     WestPoint Stevens ...............................    (11,500)     (140,875)
                                                                     ----------
                                                                       (711,063)
                                                                     ----------
     TOTAL SECURITIES SOLD SHORT
        (Total Proceeds $792,817) ....................                 (711,063)
                                                                     ----------
     TOTAL INVESTMENTS -- 97.7%
        (Cost $44,038,425) ...........................               36,677,823
                                                                     ----------
     OTHER ASSETS AND LIABILITIES, NET -- 2.3%                          862,052
                                                                     ----------
     TOTAL NET ASSETS -- 100.0% ......................             $ 37,539,875
                                                                   ============

+ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
*    Non-Income producing security
#    144A Security; certain conditions for public resale may exist.
Cv.  Convertible
REIT Real Estate Investment Trust
(a) The cost for federal income tax purposes was $44,831,242. At September 30, 2000 net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $7,442,356. This consisted of aggregate gross unrealized appreciation for all securities of $2,812,539 and aggregate gross unrealized depreciation for all securities of $10,254,895.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at Cost..................................................... $ 40,760,242
                                                                          ============
Investments, at Value -- Note A.......................................... $ 33,317,886
Repurchase Agreement, at Value (Cost $4,071,000) -- Note A...............    4,071,000
Cash.....................................................................       87,701
Deposits with Brokers for Securities Sold Short -- Note A................      854,575
Receivable for Investments Sold..........................................      295,099
Dividends and Interest Receivable........................................      184,388
Receivable for Portfolio Shares Sold.....................................        3,943
Other Assets.............................................................       18,202
                                                                          ------------
     Total Assets........................................................   38,832,794
                                                                          ------------

Liabilities
Securities Sold Short, at Value (Proceeds $792,817) -- Note A............      711,063
Payable for Investments Purchased........................................      446,477
Payable for Investment Advisory Fees -- Note B...........................       26,363
Payable for Administrative Fees -- Note C................................       20,728
Payable for Custodian Fees -- Note D.....................................       17,469
Payable for Portfolio Shares Redeemed....................................        3,690
Payable for Distribution and Service Fees -- Note E......................          369
Payable for Trustees' Fees -- Note F.....................................          152
Other Liabilities........................................................       66,608
                                                                          ------------
     Total Liabilities...................................................    1,292,919
                                                                          ------------
Net Assets............................................................... $ 37,539,875
                                                                          ============

Net Assets Consist of:
Paid in Capital..........................................................   54,922,912
Undistributed Net Investment Income......................................      684,301
Accumulated Net Realized Loss............................................  (10,706,736)
Unrealized Depreciation..................................................   (7,360,602)
                                                                          ------------
Net Assets............................................................... $ 37,539,875
                                                                          ============

Institutional Class Shares
Shares Issued and Outstanding (unlimited authorization, no par value).... $  2,875,032
                                                                          ============
Net Asset Value, Offering and Redemption Price Per Share.................       $13.06
                                                                                ======


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  FOR THE SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Interest .............................................................................  $   683,091
Dividends ............................................................................      431,870
                                                                                        -----------
     Total Income ....................................................................    1,114,961
                                                                                        -----------
Expenses
Investment Advisory Fees--Note B .....................................................      221,106
Administrative Fees--Note C ..........................................................      102,579
Short Sale Dividend Expense--Note A ..................................................       28,540
Shareholder Servicing Fees ...........................................................       24,000
Custodian Fees--Note D ...............................................................       16,437
Reports to Shareholders ..............................................................       14,999
Audit Fees ...........................................................................        9,000
Registration and Filing Fees .........................................................        7,501
Legal Fees ...........................................................................        2,530
Trustees' Fees--Note F ...............................................................        1,601
Distribution and Service Plan Fees--Note E ...........................................           19
Other Expenses .......................................................................       24,702
Investment Advisory Fees Waived--Note B ..............................................      (17,620)
                                                                                        -----------
     Net Expenses Before Expense Offset ..............................................      435,394

     Expense Offset--Note A ..........................................................       (4,824)
                                                                                        -----------
     Net Expenses After Expense Offset ...............................................      430,570
                                                                                        -----------
Net Investment Income ................................................................      684,391
                                                                                        -----------
Net Realized Gain (Loss) on:
     Investments .....................................................................   (3,065,296)
     Securities Sold Short ...........................................................       12,398
                                                                                        -----------
Net Realized Loss on Investments, Securities Sold Short and Written Options ..........   (3,052,898)
                                                                                        -----------
Net Change in Unrealized Appreciation (Depreciation) on:
     Investments .....................................................................    4,430,758
     Securities Sold Short ...........................................................      111,766
                                                                                        -----------
Net Change in Unrealized Appreciation (Depreciation) .................................    4,542,524
                                                                                        -----------
Net Gain on Investments and Securities Sold Short ....................................    1,489,626
                                                                                        -----------
Net Increase in Net Assets Resulting from Operations .................................  $ 2,174,017
                                                                                        ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months Ended     Year Ended
                                                                  September 30, 2000     March 31,
                                                                      (Unaudited)          2000
                                                                     -------------    -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................................   $     684,391    $   2,717,341
   Net Realized Loss .............................................      (3,052,898)      (8,896,413)
   Net Change in Appreciation (Depreciation) .....................       4,542,524       (2,775,163)
                                                                     -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting
        from Operations ..........................................       2,174,017       (8,954,235)
                                                                     -------------    -------------
Distributions:
   Net Investment Income:
     Institutional Class .........................................        (519,208)      (2,531,976)
     Institutional Service Class .................................              --           (6,169)
   Net Realized Gain:
     Institutional Class .........................................              --       (6,555,505)
     Institutional Service Class .................................              --         (125,615)
                                                                     -------------    -------------
   Total Distributions ...........................................        (519,208)      (9,219,265)
                                                                     -------------    -------------
Capital Share Transactions: (A)
Institutional Class:
   Issued ........................................................       8,294,054       23,747,372
   In Lieu of Cash Distributions .................................         489,620        8,595,082
   Redeemed ......................................................     (27,993,866)    (132,928,343)
                                                                     -------------    -------------
   Net Decrease from Institutional Class Shares ..................     (19,210,192)    (100,585,889)
                                                                     -------------    -------------
Institutional Service Class: (B)
   Issued ........................................................          91,558          341,967
   In Lieu of Cash Distributions .................................              --          131,619
   Redeemed ......................................................        (173,966)      (3,556,583)
                                                                     -------------    -------------
   Net Decrease from Institutional Service Class Shares ..........         (82,408)      (3,082,997)
                                                                     -------------    -------------
   Net Decrease from Capital Shares Transactions .................     (19,292,600)    (103,668,886)
                                                                     -------------    -------------
        Total Decrease ...........................................     (17,637,791)    (121,842,386)
                                                                     -------------    -------------
Net Assets:
   Beginning of Period ...........................................      55,177,666      177,020,052
                                                                     -------------    -------------
   End of Period (including undistributed net investment income of
        $684,301 and  $519,118, respectively) ....................   $  37,539,875    $  55,177,666
                                                                     =============    =============
(A) Shares Issued and Redeemed:
Institutional Class:
   Shares Issued .................................................         375,942        1,709,819
   In Lieu of Cash Distributions .................................          39,304          605,205
   Shares Redeemed ...............................................      (1,943,560)      (9,742,596)
                                                                     -------------    -------------
   Net Decrease from Institutional Class Shares ..................      (1,528,314)      (7,427,572)
                                                                     -------------    -------------
Institutional Service Class: (B)
   Shares Issued .................................................           7,342           23,275
   In Lieu of Cash Distributions .................................              --            8,910
   Shares Redeemed ...............................................         (13,883)        (258,922)
                                                                     -------------    -------------
   Net Decrease from Institutional Service Class Shares ..........          (6,541)        (226,737)
                                                                     =============    =============

(B)  Institutional Service Class Shares fully liquidated its assets on May 1,
     2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                       Selected Per Share Data & Ratios
                                                                         For a Share Outstanding Throughout Each Period

                                                                            Institutional Class
                                  -------------------------------------------------------------------------------------
                                   Six Months
                                      Ended
                                  September 30,                            Years Ended March 31,
                                      2000++         ------------------------------------------------------------------
                                   (Unaudited)        2000++          1999++       1998++          1997        1996
                                  -------------      --------        -------     ----------     ----------  ----------
Net Asset Value,
   Beginning of Period .......     $    12.51        $  14.67        $ 16.23     $    13.46     $    12.67  $    11.23
                                   ----------        --------        -------     ----------     ----------  ----------
Income from Investment
     Operations
     Net Investment Income ...           0.28            0.32           0.56           0.55           0.31        0.40
     Net Realized and
        Unrealized Gain
        (Loss) ...............           0.43           (1.49)         (1.32)          2.88           2.16        2.29
                                   ----------        --------        -------     ----------     ----------  ----------
     Total from Investment
        Operations ...........           0.71           (1.17)         (0.76)          3.43           2.47        2.69
                                   ----------        --------        -------     ----------     ----------  ----------
Distributions:
     Net Investment Income ...          (0.16)          (0.35)         (0.51)         (0.40)         (0.34)      (0.37)
     Net Realized Gain .......             --           (0.64)         (0.29)         (0.26)         (1.34)      (0.88)
                                   ----------        --------        -------     ----------     ----------  ----------
     Total Distributions .....          (0.16)          (0.99)         (0.80)         (0.66)         (1.68)      (1.25)
                                   ----------        --------        -------     ----------     ----------  ----------
Net Asset Value, End of
        Period................     $    13.06        $  12.51        $ 14.67     $    16.23    $     13.46    $  12.67
                                   ==========        ========        =======     ==========     ==========  ==========
Total Return .................           5.73%**        (8.54)%        (4.71)%        25.96%         20.61%      24.71%
                                   ==========        ========        =======     ==========     ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands)..............     $   37,540        $ 55,096      $ 173,613     $  247,833    $    65,619    $ 22,025
Ratio of Expenses to Average
     Net Assets ..............           1.84%*          1.49%          1.42%          1.45%          1.60%       1.59%
Ratio of Net Investment
     Income to Average
     Net Assets ..............           3.10%*          2.26%          3.67%          3.62%          2.77%       3.35%
Portfolio Turnover Rate ......             13%             10%            36%            18%            45%        100%



*  Annualized
** Not Annualized
++ Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At September 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio offered two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Effective May 1, 2000, Service Class Shares fully liquidated its assets. Both classes of shares had identical voting rights (except Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments with a maturity of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may exceed net investment company taxable income and net capital gain, the excess, distributed from the Portfolio's assets, will generally be treated as a tax-free return of capital and will result in a reduction of shareholders' basis.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     5. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also be required to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Portfolio may also deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain the segregated account daily, at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

     6. Futures and Options Contracts: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write options on securities it owns or in which it may invest to increase its current returns.

     The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

     7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     For the six months ended September 30, 2000, the Administrator was paid $102,579, of which $24,571 was paid to SEI for their services, $30,000 to DST for their services, and $24,000 to UAMSCC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive a fee or other compensation with respect to the Portfolio.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 1.00% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plan to 0.40% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the six months ended September 30, 2000, the Portfolio made purchases of $4,745,545 and sales of $20,613,965 of investment securities other than long-term U.S. Government and short-term securities.

     H. Other: At September 30, 2000, 38% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding of Institutional Class Shares.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                           William H. Park
Trustee, President and Chairman            Vice President

John T. Bennett, Jr.                       Gary L. French
Trustee                                    Treasurer

Nancy J. Dunn                              Robert J. Della Croce
Trustee                                    Assistant Treasurer

Philip D. English                          Linda T. Gibson, Esq.
Trustee                                    Secretary

William A. Humenuk                         Martin J. Wolin, Esq
Trustee                                    Assistant Secretary

James P. Pappas                            Theresa DelVecchio
Trustee                                    Assistant Secretary

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

               ----------------------------------------------------------
               This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
               ----------------------------------------------------------